NATIONWIDE MUTUAL FUNDS

Nationwide AllianzGI International Growth Fund

Nationwide American Century Small Cap Income Fund

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide BNY Mellon Core Plus Bond ESG Fund

(formerly, Nationwide Core Plus Bond Fund)

Nationwide BNY Mellon Disciplined Value Fund

(formerly, Nationwide Mellon Disciplined Value Fund)

Nationwide BNY Mellon Dynamic U.S. Core Fund

(formerly, Nationwide Mellon Dynamic U.S. Core Fund)

Nationwide Bond Fund

Nationwide Bond Index Fund

Nationwide Diamond Hill Large Cap Concentrated Fund

Nationwide Emerging Markets Debt Fund

Nationwide Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide Global Sustainable Equity Fund

Nationwide Government Money Market Fund

Nationwide GQG US Quality Equity Fund

Nationwide Inflation-Protected Securities Fund

Nationwide International Index Fund

Nationwide International Small Cap Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Loomis Core Bond Fund

Nationwide Loomis Short Term Bond Fund

Nationwide Mid Cap Market Index Fund

Nationwide NYSE Arca Tech 100 Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Small Company Growth Fund

Nationwide WCM Focused Small Cap Fund

Supplement dated July 13, 2022

to the Statement of Additional Information (“SAI”) dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide AllianzGI International Growth Fund

1.

At a special meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on July 13, 2022, the Board approved the appointment of Janus Henderson Investors US LLC (“Janus”) as the new subadviser to the Nationwide AllianzGI International Growth Fund (the “Fund”), effective on or about July 18, 2022 (the “Effective Date”).

2.	As of the Effective Date, the SAI is amended as follows:

a.	All references to, and information regarding, Allianz Global Investors U.S. LLC in the SAI are deleted in their entirety.

b.	The Fund is renamed the “Nationwide Janus Henderson Overseas Fund.” All references to the Fund’s former name in the SAI are replaced accordingly.

c.

The information under the heading “Additional Information on Portfolio Instruments, Strategies and Investment Policies – Foreign Securities” beginning on page 22 of the SAI is amended to include the following:

Chinese Variable Interest Entities. In China, equity ownership of companies by foreign individuals and entities is restricted or prohibited in certain sectors, such as internet, media, education and telecommunications. To circumvent these limits, starting in the early 2000s many Chinese companies, including most of the well-known Chinese Internet companies, have used a special structure known as a variable interest entity (“VIE”) to raise capital from foreign investors. In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise (“WFOE”) based in China, enters into service and other contracts with another Chinese company known as the VIE.

The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited industry in China. The contractual arrangements entered into between the WFOE and VIE (which often include powers of attorney, loan and equity pledge agreements, call option agreements and exclusive services or business cooperation agreements) are designed to allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership.

The contractual arrangements are structured to require the shell company to consolidate the VIE into its financial statements, pursuant to U.S. generally accepted accounting principles, despite the absence of equity ownership. Such consolidation provides the shell company with the ability to issue shares on a foreign exchange, such as the New York Stock Exchange or NASDAQ, often with the same name as the VIE. Accordingly, foreign investors, such as the Fund, will only own stock in the shell company rather than directly in the VIE. Further, the ability of the WFOE to easily extract profits from the VIE structure through service agreements will partially depend on the proportion of the business that can legally be conducted by the WFOE versus the VIE, which varies based on the industry.

Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. In 2021, the Chinese government issued new guidelines that unexpectedly included a specific prohibition on the use of VIE structures by Chinese educational companies.

Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value. The contractual arrangements with the VIE may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of the VIE could decide to breach the contractual arrangement and may have conflicting interests and fiduciary duties as compared to investors in the shell company. Accordingly, VIEs depend heavily on executives who are Chinese nationals and own the underlying business licenses and/or assets required to operate in China. In addition to creating “key person” succession risk, the structure can restrict the ability of outside shareholders to challenge executives for poor decision-making, weak management, or equity-eroding actions. Any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law.

d.	The following replaces the information in the table regarding the Fund under the heading “Investment Advisory and Other Services – Investment Adviser” on page 68 of the SAI:

Fund	Assets	Investment Advisory Fee
Nationwide Janus Henderson Overseas Fund	$0 up to $200 million $200 million up to $500 million $500 million and more	0.70% 0.68% 0.65%

e.	The following replaces the information in the table regarding the Fund under the heading “Investment Advisory and Other Services – Subadvisers” on page 73 of the SAI:

Fund	Subadviser
Nationwide Janus Henderson Overseas Fund	Janus Henderson Investors US LLC

f.	The following supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” beginning on page 73 of the SAI:

Janus Henderson Investors US LLC (“Janus”) is located at 151 Detroit Street, Denver, CO 80206. Janus is a registered investment adviser and a wholly-owned subsidiary of Janus Henderson Group plc, which conducts business as Janus Henderson Investors. Janus, through its predecessors, has provided investment management services since 1969.

g.	The following supplements the information under the heading “Appendix B – Proxy Voting Guidelines Summaries”:

JANUS HENDERSON INVESTORS US LLC (“Janus”)

Janus seeks to vote proxies in the best interest of its shareholders and without regard to any other relationship that Janus or an affiliate may have with the issuer or personnel of the issuer. Janus’ Proxy Voting Policy and Procedures (the “Proxy Voting Procedures”) apply to Janus’ proxy voting on behalf of the Funds and set forth how proxy voting policy is developed, how proxy votes are cast, how conflicts of interest are addressed, and how the proxy voting process is overseen. The Proxy Voting Procedures include proxy voting guidelines (the “Guidelines”) that outline how Janus generally votes proxies on securities held by the funds Janus manages. Janus’ voting record is available at https://www.janushenderson.com/en-us/investor/proxy-voting/.

Janus’ Proxy Voting Committee (the “Proxy Voting Committee”) develops Janus’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting, and oversees the voting process generally, including by reviewing results of diligence on Institutional Shareholder Services Inc. (“ISS”), Janus’ proxy advisory firm. The Proxy Voting Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the Governance and Responsible Investing team (the “GRI Team”) and equity portfolio management who provide input on behalf of the investment team. Operations Control is responsible for the day-to-day administration of the proxy voting process for client accounts whose Portfolio Management is located inside the United States. The GRI Team is responsible for the day-to-day administration of the proxy voting process for client accounts whose Portfolio Management is located outside the United States.

Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Janus’ portfolio managers, assistant portfolio managers, and analysts (together, “Portfolio Management”) and the GRI Team may vote contrary to the Guidelines at their discretion and with sufficient rationale documented in writing. Where (i) the Guidelines call for Portfolio Management or GRI Team input and/or (ii) the proxy matter being voted on relates to a company and/or an issue for which ISS does not have research, analysis, and/or a recommendation available, ISS will refer proxy voting questions to Operations Control or the GRI Team for further instruction. In the event Portfolio Management or the GRI Team is unable to provide input on a referred proxy item, Janus will abstain from voting the proxy item.

Janus relies on pre-populated and/or automated voting to cast votes for the Funds. That means ISS will automatically populate the proxy voting system in accordance with the Guidelines. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by ISS unless directed otherwise by Janus. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by Janus.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent ISS identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines. ISS is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus is provided appropriate notice of such changes, including through availability of an updated research report. In all events, ISS will notify Janus of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

Janus recognizes that in certain circumstances the cost to Funds associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus will only vote proxies if Janus determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, certain Funds may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them. Furthermore, in circumstances where a Fund holds a security as of a record date, but the holdings were sold prior to the shareholder meeting, Janus may abstain from voting that proxy.

Because the Guidelines preestablish voting positions, the default application of the Guidelines should, in most cases, adequately address and possible conflicts of interest. For situations where Portfolio Management or the GRI Team seek to exercise discretion when voting proxies, Janus has implemented additional policies and controls to mitigate any conflicts of interest.

Portfolio Management and the GRI Team are required to disclose any actual or potential conflicts of interest that may affect the exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors, or others designed to improperly influence Portfolio Management or the GRI Team in exercising their discretion or the existence of significant relationships with the issuer.

Janus also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management or the GRI Team intend to vote contrary to the Guidelines with respect to an issuer on the significant relationships list, Operations Control or the GRI Team will notify the Proxy Voting Committee, which will review the rationale provided by Portfolio Management or the GRI Team in advance of the vote. In the event Portfolio Management or the GRI Team intend to exercise discretion to vote contrary to ISS’ recommendations and with management as to an issuer on the significant relationships list, Operations Control or the GRI Team will notify the Proxy Voting Committee, which will review the rationale provided by Portfolio Management or the GRI Team in advance of the vote. If the Proxy Voting Committee determines the rationale is inadequate, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Proxy Voting Committee. In addition, on a quarterly basis, the Proxy Voting Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio managers’ stated rationale.

Pursuant to the Guidelines, any personal conflict of interest related to a specific proxy vote should be reported to the Proxy Voting Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Proxy Voting Committee will determine whether that person should recuse himself or herself from the voting determination process.

In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Chief Investment Officer or his or her delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest. If a proxy vote is referred to the Chief Investment Officer or his or her delegate or to the Proxy Voting Committee, the decision made and basis for the decision will be documented by the Proxy Voting Committee.

Janus advises certain funds of funds that invest in ETFs and other funds advised by unaffiliated persons. These funds of funds may enter into a written participation agreement with the underlying fund that allows the fund of funds to own shares of the fund in excess of what is generally permitted by law. Participation agreements generally require funds of funds whose ownership of the underlying fund exceeds a certain percentage to agree to echo vote its shares. Accordingly, if an underlying fund submits a matter to a vote of its shareholders, Janus will echo vote, or solicit voting instructions from the fund of funds’ shareholders, to the extent required by a participation agreement.

Proxy Voting Guidelines

As discussed above, the Proxy Voting Committee has developed the Guidelines for use in voting proxies. Below is a summary of some of the Guidelines.

Board of Directors Issues

Janus: (i) will generally vote in favor of director candidates that result in the board having a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues

Janus will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Compensation Issues

Janus will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus will generally vote with management with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained.

Capitalization, Issuances, Transactions, Shareholder Rights, and other Corporate Matters

Janus: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. Janus will evaluate proposals regarding mergers, acquisitions, tender offers or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Environmental and Social Issues

Janus believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors and the wider global community.

Nonetheless, as a fiduciary for its clients, Janus is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus recognizes that environmental and social issues are associated with risks, costs and benefits which, in well-run companies, management will generally be best equipped to assess. As such, Janus will generally vote with management on environmental and social proposals unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or feels that management has failed to adequately respond to shareholder concerns. In such instances, Janus will evaluate the proposals on a case-by-case basis.

Proposals Outside of the Guidelines

Janus will generally rely on the recommendation from ISS for proposals outside the scope of the Guidelines.

h.	The subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of April 30, 2022)
Janus Henderson Investors US LLC
George P. Maris, CFA	Nationwide Janus Henderson Overseas Fund	None
Julian McManus	Nationwide Janus Henderson Overseas Fund	None

i.	The following supplements the information under subsection “Description of Compensation Structure” under the heading “Appendix C – Portfolio Managers”:

Janus Henderson Investors US LLC (“Janus”)

The portfolio managers and co-portfolio managers (if applicable) (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place.

The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks

Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Deferrals/Firm Ownership: All employees are subject to Janus’ standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal installments over a 3-year period and are delivered into JHG restricted stock and/or funds.

Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

j.	The subsection “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of April 30, 2022)
Janus Henderson Investors US LLC
George P. Maris, CFA	Mutual Funds: 3 accounts, $4.73 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $6.09 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $12.83 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Julian McManus	Mutual Funds: 3 accounts, $4.73 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $6.09 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $12.83 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

k.	The following supplements the information under subsection “Potential Conflicts of Interest” under the heading “Appendix C – Portfolio Managers”:

Janus Henderson Investors US LLC (“Janus”)

The portfolio manager may manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus or an affiliate serves as subadviser, separately managed accounts, or other pooled investment vehicles, such as hedge funds and ETFs, which may have different fee structures or rates than the Funds or may have a performance-based management fee. As such, fees earned by Janus or an affiliate vary among these accounts. Janus or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Furthermore, Janus believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus’ personal trading policy within the Personal Code of Ethics. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged if, for example, one or more accounts outperform the Fund.

A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Fund.

Janus believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Janus monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus’ best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Because Janus is the adviser to the Funds and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among such underlying funds. For example, the Janus “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus the opportunity to recoup expenses it previously waived or reimbursed for a fund, or to reduce the amount of seed capital investment needed by Janus for the Janus Henderson funds.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Janus.

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